Exhibit 10.4

As of September 21, 2020

Gentlemen:

PMV Consumer Acquisition Corp. (“Corporation”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”).

The undersigned hereby commits to purchase an aggregate of 6,150,000 warrants of the Corporation (“Initial Warrants”), each Initial Warrant to purchase one share of Class A common stock, par value $0.0001 per share, of the Corporation at $1.00 per Initial Warrant, for an aggregate purchase price of $6,150,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 525,000 warrants (“Additional Warrants” and together with the Initial Warrants, the “Private Warrants”) at $1.00 per Additional Warrant for an aggregate purchase price of up to $525,000 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). At least 24 hours prior to the effective date (“Effective Date”) of the Corporation’s registration statement filed in connection with the IPO (the “Registration Statement”), the undersigned will cause the Purchase Price to be delivered to the trust account of the Corporation, by wire transfer as set forth in the instructions attached as Exhibit A.

The Private Warrants will be identical to the warrants included in the units to be sold by the Corporation in the IPO, except that:

●	the Private Warrants will not be transferable (except to (a) to the Corporation’s officers or directors, any affiliate or family member of any of the Corporation’s officers or directors, any affiliate of the Corporation’s sponsor or to any member of the sponsor or any of their affiliates, (b) in the case of an individual, as a gift to such person’s immediate family or to a trust, the beneficiary of which is a member of such person’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of such person; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with any forward purchase agreement or similar arrangement or in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Warrants were originally purchased; (f) by virtue of the laws of the State of Delaware or the Corporation’s sponsor’s limited liability company agreement upon dissolution of the sponsor, (g) in the event of the Corporation’s liquidation prior to the consummation of an initial Business Combination; or (h) in the event that, subsequent to the consummation of an initial Business Combination, the Corporation completes a liquidation, merger, share exchange or other similar transaction which results in all of the Corporation’s stockholders having the right to exchange their Class A common stock for cash, securities or other property, in each case (except for clause (g) or with the Corporation’s prior consent) where the transferee agrees to these transfer restrictions) until 30 days after the completion of a Business Combination;

●	the Private Warrants (and underlying securities) will be subject to customary registration rights, which shall be described in the Registration Statement;

●	the Private Warrants will not be redeemable and will be exercisable on a cashless basis so long as they are held by the undersigned or its permitted transferees; and

●	the Private Warrants will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned hereby represents and warrants that:

(a)	it has been advised that the Private Warrants have not been registered under the Securities Act;

(b)	it is acquiring the Private Warrants for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Warrants in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes the legal, valid and binding obligation of the undersigned and is enforceable against it.

Very truly yours,

PMV CONSUMER ACQUISITION HOLDING COMPANY, LLC

By:	PMV Consumer Delaware Management Partners LLC, its Manager

By:	/s/ Douglas R. Jamieson
Name: Douglas R. Jamieson
Title: Managing Member

Accepted and Agreed:

PMV CONSUMER ACQUISITION CORP.

By:	/s/ Peter D. Goldstein
Name: Peter D. Goldstein
Title: Executive Vice President and Secretary

[Signature page to the Subscription Agreement for

Private Placement Warrants]

Exhibit A